Exhibit 99.1

CIIG Merger Corp. Announces Registration Statement In Connection With Its Proposed Business Combination With Arrival S.à r.l. Has Been Declared Effective And Sets The Record Date And Meeting Date For The Special Meeting Of Stockholders

•	Special Meeting of stockholders to approve proposed business combination with Arrival S.à r.l. to be held on March 19, 2021

•	Record date for special meeting is February 16, 2021

•	Upon closing, Arrival Group ordinary shares and warrants will be listed on NASDAQ under the new ticker symbols “ARVL” and “ARVLW”

NEW YORK and LONDON, March 1, 2021 - [BUSINESS WIRE] - CIIG Merger Corp. (NASDAQ: CIIC) (“CIIG”) today announced that the U.S. Securities and Exchange Commission (“SEC”) has declared effective the registration statement on Form F-4 of Arrival Group (File No. 333-251339) (as amended, the “Registration Statement”), which includes a definitive proxy statement/prospectus in connection with CIIG’s special meeting of stockholders (the “Special Meeting”) to consider the previously announced proposed business combination (the “Business Combination”) with Arrival S.à r.l. (“Arrival”). Additionally, CIIG today announced that it has set a record date of February 16, 2021 (the “Record Date”) and a meeting date of March 19, 2021 for its Special Meeting.

Peter Cuneo, Chairman & Chief Executive Officer of CIIG said, “We are entering the final stages of the transaction process, which will result in Arrival Group becoming a public company upon approval of the transaction by CIIG stockholders and the satisfaction of the other conditions to the transaction. This transaction is expected to enable Arrival to continue scaling up its bold new approach to EV design and production, including the deployment this year of its first US Microfactory in South Carolina and a new U.S. Headquarters in North Carolina.”

“Since announcing the transaction, we have seen the seismic shift towards electrification accelerate rapidly in line with global public policy, and we believe Arrival remains well-placed to capitalize on this enormous opportunity through EV products that are price competitive to diesel equivalents. In that time, Arrival has continued to move towards bringing its best-in-class products to market – starting with the commercial Bus and Van models, which will begin production at the end of this year and beginning of 2022 respectively,” added Michael Minnick, Chief Investment Officer of CIIG.

Gavin Cuneo, Chief Operating Officer of CIIG continued, “Arrival is challenging the 100-year-old automotive production process, by developing vertically integrated in-house technologies and combining them with its pioneering and rapidly scalable Microfactory assembly process. We believe this decentralized approach brings production to local communities and dramatically reduces the cost of EVs to accelerate mass adoption globally. We are thrilled about the company’s potential to transform this industry once the planned transaction is closed this month.”

CIIG’s stockholders of record at the close of business on the Record Date are entitled to receive notice of the Special Meeting and to vote the shares of common stock of CIIG owned by them at the Special Meeting. In light of the COVID-19 pandemic and to support the well-being of CIIG’s stockholders and partners, the Special Meeting will be conducted virtually. In connection with the Special Meeting, CIIG’s stockholders that wish to exercise their redemption rights must do so no later than 4:30 p.m. ET on March 17, 2021 by following the procedures specified in the definitive proxy statement/prospectus for the Special Meeting. There is no requirement that stockholders affirmatively vote for or against the Business Combination at the Special Meeting in order to redeem their shares for cash.

As announced previously, the Business Combination is to be effected through a newly created holding company, Arrival Group, and CIIG and Arrival will become wholly-owned subsidiaries of Arrival Group upon the consummation of the Business Transaction. Peter Cuneo, CIIG’s Chairman and CEO, will serve as the Non-Executive Chairman of the Arrival Group Board of Directors upon the closing. CIIG’s Class A common stock is currently traded on NASDAQ under the symbol “CIIC.” In connection with the closing of the transaction, Arrival Group ordinary shares and warrants will be Nasdaq-listed under the new ticker symbols “ARVL” and “ARVLW,” respectively.

The Record Date determines the holders of CIIG’s common stock entitled to receive notice of and to vote at the Special Meeting, and at any adjournment or postponement thereof, whereby stockholders will be asked to approve and adopt the Business Combination, and such other proposals as disclosed in the definitive proxy statement included in the Registration Statement. If the Business Combination is approved by CIIG stockholders, CIIG anticipates closing the Business Combination shortly after the Special Meeting, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

The Special Meeting will take place at 10:00 a.m., Eastern Time, on March 19, 2021 via a virtual meeting at the following address: www.virtualshareholdermeeting.com/CIIC2021SM. CIIG stockholders entitled to vote at the Special Meeting will need the 16-digit meeting control number that is printed on their respective proxy cards to enter the Special Meeting. CIIG recommends that stockholders wishing to vote at the Special Meeting log in at least 15 minutes before the Special Meeting starts. Please note that CIIG stockholders will not be able to attend the Special Meeting in person. CIIG encourages its stockholders entitled to vote at the Special Meeting to vote their shares via proxy in advance of the Special Meeting by following the instructions on the proxy card.

A list of CIIG stockholders entitled to vote at the Special Meeting will be open to the examination of any CIIG stockholder, for any purpose germane to the Special Meeting, during regular business hours for a period of ten calendar days before the Special Meeting.

About CIIG Merger Corp.

CIIG Merger Corp. (NASDAQ: CIIC) is a Delaware special purpose acquisition company founded by Peter Cuneo, Gavin Cuneo and Michael Minnick for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. CIIG’s units, Class A common stock and warrants trade on the NASDAQ under the ticker symbols “CIICU,” “CIIC,” and “CIICW” respectively.

About Arrival

Arrival is reinventing the automotive industry with its entirely new approach to the design and assembly of electric vehicles. Low CapEx, rapidly scalable Microfactories combined with proprietary in-house developed components, materials and software, enable the production of best in class vehicles competitively priced to fossil fuel variants and with a substantially lower total cost of ownership. This transformative approach provides cities globally with the solutions they need to create sustainable urban environments and exceptional experiences for their citizens. Arrival was founded in 2015 and is headquartered in the United Kingdom, with over 1,400 global employees located in offices across the United States, Germany, Netherlands, Israel, Russia, and Luxembourg. The company is deploying its first two microfactories in South Carolina, US and Bicester, UK in 2021.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed transaction, Arrival Group, a subsidiary of Arrival that will become the holding company of CIIG and Arrival, has filed the Registration Statement with the U.S. Securities and Exchange Commission (the “SEC”) that includes a proxy statement of CIIG that also constitutes a prospectus of Arrival Group. The SEC declared the Registration Statement effective on February 26, 2021. CIIG, Arrival Group and Arrival urge investors, stockholders and other interested persons to read the Registration Statement, including the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed transaction, as these materials contain and will contain important information about Arrival Group, Arrival, CIIG and the proposed transaction. The definitive proxy statement/prospectus will be sent to CIIG’s stockholders either via mail or email. Stockholders are also able to obtain copies of such documents, without charge at the SEC’s website at www.sec.gov, or by directing a request to: CIIG Merger Corp., 40 West 57th Street, 29th Floor, New York, NY 10019 or Arrival S.à r.l., 1, rue Peternelchen, L-2370 Howald, Luxembourg.

Participants in the Solicitation

CIIG, Arrival Group and Arrival and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CIIG’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of CIIG’s directors and executive officers in CIIG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 12, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CIIG’s stockholders in connection with the proposed transaction is set forth in the definitive proxy statement/prospectus relating to the proposed transaction. Information concerning the interests of CIIG’s participants in the solicitation, which may, in some cases, be different than those of CIIG’s equity holders generally, is set forth in the definitive proxy statement/prospectus relating to the proposed transaction.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the benefits of the proposed transaction, the anticipated timing of the proposed transaction, the anticipated timing of Arrival Group becoming a publicly listed Company, the products offered by Arrival and the markets in which it operates, and Arrival Group’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CIIG’s securities, (ii) the risk that the transaction may not be completed by CIIG’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CIIG, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the stockholders of CIIG and Arrival, the satisfaction of the minimum trust account amount following redemptions by CIIG’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the impact of COVID-19 on Arrival’s business and/or the ability of the parties to complete the proposed transaction; (vii) the effect of the announcement or pendency of the transaction on Arrival’s business relationships, performance, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Arrival and potential difficulties in Arrival employee retention as a result of the proposed transaction, (ix) the outcome of any legal proceedings that may be instituted against Arrival Group, Arrival or CIIG related to the business combination agreement or the proposed transaction, (x) the ability to maintain the listing of CIIG’s securities on the NASDAQ Stock Market, (xi) the price of CIIG’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Arrival operates, variations in performance across competitors, changes in laws and regulations affecting Arrival business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Arrival operates, (xiv) the risk that Arrival and its current and future collaborators are unable to successfully develop and commercialize Arrival’s products or services, or experience significant delays in doing so, (xv) the risk that the post-combination company may never achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xviii) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk that the utilization of Microfactories will not provide the expected benefits due to, among other things, the inability to locate appropriate buildings to use as Microfactories, Microfactories needing a larger than anticipated factory footprint, and the inability of Arrival to deploy Microfactories in the anticipated time frame; (xx) the risk that the orders that have been placed for vehicles, including the order from UPS, are cancelled or modified; (xxi) that Arrival has identified material weaknesses in its internal control over financial reporting which, if not corrected, could adversely affect the reliability of Arrival’s financial reporting (xxii) the risk of product liability or regulatory lawsuits or proceedings relating to Arrival’s products and services; (xxiii) the risk that Arrival is unable to secure or protect its intellectual property; and (xxiv) the risk that the post-combination company’s securities will not be approved for listing on the NASDAQ Stock Market or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CIIG’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement and proxy statement/prospectus discussed above and other documents filed by CIIG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Arrival Group, Arrival and CIIG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Arrival Group, Arrival nor CIIG gives any assurance that either Arrival Group, Arrival or CIIG will achieve its expectations.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

PRIIPs / Prospectus Regulation /IMPORTANT – EEA AND UK RETAIL INVESTORS

The ordinary shares to be issued by Arrival Group in the proposed transaction (the “Ordinary Shares”) are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 (this Regulation together with any implementing measures in any member state, the “Prospectus Regulation”). Consequently, no offer of securities to which this announcement relates, is made to any person in any Member State of the EEA which applies the Prospectus Regulation who are not qualified investors for the purposes of the Prospectus Regulation, is made in the EEA and no key information document required by Regulation (EU) No. 1286/2014 (as amended the “PRIIPs Regulation”) for offering or selling the Ordinary Shares or otherwise making them available to retail investors in the EEA or in the United Kingdom will be prepared and therefore offering or selling the Ordinary Shares or otherwise making them available to any retail investor in the EEA or in the United Kingdom may be unlawful under the PRIIPs Regulation.

Media Contacts

For CIIG

Media and Investors

info@ciigcorp.com

For Arrival

Media

pr@arrival.com

Investors

ir@arrival.com